EXHIBIT 10.25

                        AGREEMENT FOR ADVANCEMENT OF LOAN

THIS AGREEMENT FOR ADVANCEMENT OF LOAN (the "Agreement") is made and entered into as of the 7th day of December, 2000, by and between Brooke Credit Corporation ("Lender") and G.I. Agency, Inc. ("Borrower").

                                    RECITALS

WHEREAS, Lender has agreed to loan to Borrower the amount of $90,000.00 for the purpose of acquiring insurance agency assets; and

WHEREAS, this Agreement and the Loan Documents, as defined herein shall apply to all existing and future loans or advances made by Lender to Borrower.

NOW, THEREFORE, in consideration of the terms and conditions set forth herein and of any loans or advances now or hereafter made to or for the benefit of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

                                   DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings unless the context clearly requires otherwise:

AGENCY'S ASSETS. All of Borrower's personal property, whether tangible or intangible, and all of Borrower's interest in property and fixtures, now owned or existing or hereafter acquired and wherever located, including without limitation, the following: (a) all inventory, machinery, equipment, goods and supplies; (b) all accounts, including without limitation, the Agent's Account and Customer Accounts; (c) all instruments, documents (including, without limitation, the Customer Files) policies and certificates of insurance, money, chattel paper, investment property, deposits, warehouse receipts and things in action; (d) all general intangibles and rights to payment or proceeds of any kind, including without limitation, rights to insurance proceeds and letter of credit proceeds; (e) all contract rights and interests of any kind, including without limitation, the rights and interests set forth in the Agent Agreement and any Subagent Agreement; and (f) any and all additions, attachments, parts, repairs, accessories, accessions, replacements and substitutions to or for any of the forgoing. The above description of property shall also include, but not be limited to, any and all telephone numbers, rights to the lease of office space, post office boxes or other mailing addresses, rights to trademarks and use of trade names, rights to software licenses, and rents received by Borrower for the lease of office space. Proceeds and products of the above property are also covered.

AGENT ACCOUNT. An account on Master Agent's ledgers to which the Master Agent records amounts due Master Agent from Borrower and amounts due Borrower from Master Agent.

AGENT AGREEMENT. Agreement which has been or will be executed by and between Borrower and Master Agent providing for Borrower to sell, renew, service or deliver Policies exclusively through Master Agent which has been or will be signed by Borrower and Master Agent.

AGENT  OF  RECORD.  Person  designated  on  Company's  records  as the  agent or
representative   regarding  a  specific  Policy  and  the  owner  of  all  Sales
Commissions.

CLOSING DATE.  The date upon which the Lender extends credit to Borrower.

COLLATERAL PRESERVATION AGREEMENT. Agreement, as amended from time to time, between the Master Agent and Lender which requires the Master Agent to help protect and preserve Lender's collateral interest in certain Agency Assets including, without limitation, Agent's Account and Customer Files.

COMPANY. A company issuing, brokering, selling or making a market for Policies and which has a contract with Master Agent.


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CUSTOMER ACCOUNTS. A Person who has a Policy purchased from,  serviced,  renewed or delivered through Borrower. Customer Accounts may be owned by Borrower or a Subagent of Borrower.

CUSTOMER FILES. Documents, data and correspondence to or from Customer Accounts, Borrower, Master Agent, Companies, or others regarding Policies.

INSURANCE, INVESTMENT, BANKING AND/OR CREDIT SERVICES. Insurance services include but are not limited to the sale, renewal, service or delivery of insurance policies, annuities, insurance brokering services, insurance customer services, risk management services and insurance related consulting or advisory services. Investment services include, but are not limited to, the sale, renewal, service or delivery of mutual funds, stocks, bonds, notes, debentures, real estate services, investment customer services, investment related consulting, and financial, investment, or economic advisory services. Banking services include any banking service Borrower is allowed to perform under federal and/or state laws. Credit services include, but are not limited to, origination or brokerage of loans or mortgages, credit customer services, and credit related consulting or advisory services. At any point in time, Insurance, Investment, Banking and Credit Services shall be limited to those services then offered by Master Agent.

LENDER.  The Lender named above, its successors, assigns or designees.

LOAN DOCUMENTS. This Agreement and all other agreements, instruments and documents, including without limitation, any guaranties, mortgages, deeds of trust, notes, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, subordination agreements, financing statements and all other written documents heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to Lender in connection therewith, including, without limitation, the documents referenced in paragraphs 1 through 11 herein.

MASTER AGENT. The party with whom Borrower enters an Agent Agreement. Pursuant to the Agent Agreement, Master Agent is made the "agent of record" for all Policies sold, renewed, serviced or delivered through Borrower. Master Agent is Borrower's primary contact with Companies and other suppliers.

PERSON. Any individual, sole proprietorship,  partnership, joint venture, trust,
unincorporated  organization,   association,   corporation,   limited  liability
company, institution or other entity.

POLICIES. Any and all insurance services, policies, coverages or products sold, renewed, serviced or delivered through Borrower to any Person. Policies include, but are not limited to, any and all Insurance, Investment, Banking or Credit Service, or policy, coverage or product associated therewith sold, renewed, serviced or delivered through Borrower to any Person.

SALES COMMISSIONS. Commissions paid by Companies to Master Agent or assigned by Borrower to Master Agent for the sale, renewal, service or delivery of a specific Policy through Borrower. Sales Commissions are not normally contingent upon factors such as Master Agent's loss ratio, premium volume, sales volume or special concessions negotiated by the Master Agent. For the purposes of this Agreement, Sales Commissions shall specifically exclude amounts received by the Master Agent for advertising allowances, prizes, override commissions, profit sharing commissions, supplier bonus commissions and other similar payments. However, Sales Commissions shall specifically include amounts paid to Borrower by the Master Agent pursuant to a bonus plan, the terms of which are defined by the Master Agent in its sole discretion and for which the Master Agent makes no representation regarding future payments or Borrower eligibility. Sales Commissions shall also include any consulting fees, advisory fees, placement fees, service fees, renewal fees or any similar payments paid on or related to any Customer Account by any Person.

SUBAGENT. A Person who has entered or may enter into a Subagent Agreement with Borrower.

SUBAGENT AGREEMENT. An agreement entered into by and between Borrower and Subagent and approved by Master Agent pursuant to which Subagent is allowed vested ownership rights in Customer Accounts coded to Subagent and Borrower performs certain accounting and processing services for Subagent.

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TRUST AGREEMENT.  Trust Agreement dated February 1, 2000, as such may be amended from time to time, executed by Master Agent and a trustee pursuant to which Master Agent, among other things, transfers control of Sales Commissions to a trustee for such trustee's distribution pursuant to the terms thereof.

                              TERMS AND CONDITIONS

This Agreement is subject to the following terms and conditions.

1. PROMISSORY NOTE. Borrower shall execute a promissory note (substantially in the form attached hereto as Exhibit A) in the amount of $90,000.00 (the "Note"). The Note shall provide for monthly payments, payable on the first day of every month, and shall mature 123 months after the date of said Note. The Note shall also provide for an interest rate that begins at 13.00% and varies annually on December 31st of each year to a rate that is the New York Prime Rate, as published in the Wall Street Journal on December 31 of each year or on the next banking business day nearest to that date, plus three and one half percent (3.50%).

2. SECURITY AGREEMENT. Borrower shall execute a security agreement (substantially in the form attached hereto as Exhibit B) and security agreement addendum (substantially in the form attached hereto as Exhibit C) which provides for, among other terms, a purchase money security interest in the acquired Agency Assets.

3. FINANCING STATEMENT. Borrower shall execute a UCC-1 financing statement form (substantially in the form attached hereto as Exhibit D) which shall be filed to perfect Lender's security interest in the Agency Assets and such other assets Lender may require.

4. GUARANTY. Upon Lender's request, Borrower shall provide to Lender a duly executed continuing and unlimited guaranty agreement of Borrower's principals, officers, directors, spouse, or other Person Lender may require or Borrower may offer, substantially in the form attached hereto as Exhibit E (the "Guaranty"). The Guaranty shall unconditionally guaranty the payment and performance of each and every existing and future debt, liability and obligation of Borrower to Lender.

5. OPINIONS OF COUNSEL. a) Borrower shall provide to Lender, upon Lender's request and substantially in the form attached hereto as Exhibit F, the opinion(s) of Borrower's counsel.

b) Borrower shall also provide to Lender, upon Lender's request, the opinion of Borrower's counsel as to these same or substantially similar points with regard to Borrower's purchase of Agency Assets.

6. AFFIDAVIT REGARDING FINANCIAL STATUS AND OTHER MATERIAL FACTS. Borrower shall execute on the Closing Date an affidavit substantially in the form attached hereto as Exhibit G (the Affidavit") which Affidavit shall certify, under penalty of perjury that there have been no material adverse changes in Borrower's financial status or any other circumstances which Lender deems material to its decision to extend credit.

7. AUTHORIZATION TO RELEASE INFORMATION. Borrower hereby authorizes any Person that may have agency, loan, financial, credit, valuation or other confidential or non-confidential information to release to Lender such information as Lender, in its sole discretion, deems necessary to respond to regulatory inquires; for the performance of audits, quality control or other reviews or to market the Loan Documents; or for any other legitimate purpose. Furthermore, upon Lender's request, Borrower shall sign a release substantially in the form attached hereto as Exhibit H authorizing the release to Lender of any financial, credit, valuation or other confidential or non-confidential information which Lender, in its sole discretion, deems necessary to respond to regulatory inquires; to perform audits, quality control or other reviews, or to market the Loan Documents; or for any other legitimate purpose.

8. LENDER'S PROTECTION ADDENDUM. Borrower and Master Agent shall execute a Lender's Protection Addendum substantially in the form attached hereto as
Exhibit I, which shall be made a part of and attached to the Agent Agreement. The Lender's Protection Addendum sets forth terms and conditions applicable to Borrower and Master Agent and their rights and obligations pertaining to Lender, Lender's security interest and the loan. By executing the

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Lender's  Protection  Addendum,  among  other  things,  Borrower  agrees  to and acknowledges the existence of the Collateral Preservation Agreement and certain obligations and duties of Master Agent to Lender set forth therein which may have a material effect on Borrower.

9. SETTLEMENT OR CLOSING STATEMENT. Upon Lender's request, Borrower shall sign a settlement or closing statement substantially in the form attached hereto as Exhibit J, which pertains to and authorizes the distribution of loan proceeds and delineates, among other items, certain transaction fees and costs.

10. FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. a) Borrower will provide to Lender annually and, as soon as is practicable at any other time following Lender's request, any financial statement or financial, credit, valuation, organizational or other such confidential or non-confidential information Lender may deem necessary in its discretion. Upon Lender's request, Borrower shall certify such statements, valuations or other information. Upon Lender's request, Borrower shall provide statements, valuations or other information audited by a qualified third party and/or prepared in accordance with generally accepted accounting practices or GAAP standards. In addition, upon Lender's request, Borrower agrees to obtain and provide to Lender any statements, valuations or other information (confidential or non-confidential) Lender may deem necessary in its discretion pertaining to any or all guarantors, and which shall, at Lender's discretion, be certified, audited, and/or prepared in accordance with generally accepted accounting practices or GAAP standards. Borrower authorizes Lender to provide any such information to trustees a party of the Trust Agreement, auditors, regulators, attorneys, consultants, rating agencies, analysts, prospective purchasers of Borrower's loan or other Person needing such information for legitimate purposes. Borrower holds Lender, its owners, officers, directors, partners, independent contractors and employees harmless from any and all claims, damages or liability resulting from any further and improper disclosure of such information by such third parties.

b) Borrower agrees to sign, acknowledge, deliver, and file any additional documents, statements or certifications that Lender may consider necessary to carry out the intent of this Agreement; to perfect, continue and preserve Borrower's obligations under any Loan Document; to perfect, continue or preserve Lender's lienholder status; to replace or correct lost, misplaced, incorrectly filed, misstated or incorrect Loan Documents; to correct or adjust for clerical errors; to complete incomplete or deficient Loan Documents; to assure that the executed Loan Documents will conform to and be acceptable in the market place in the instance of transfer, sale or conveyance by Lender of its interest in and to said Loan Documents; to assure that the Loan Documents are in compliance with all laws, rules, regulations or the requirements of any prospective purchaser to whom Lender seeks to market the Loan Documents; to enable Lender to sell, convey, seek guaranty, insure or market the Loan Document to any Person. Upon Lender's request, Borrower shall execute a limited power of attorney which grants to Lender the power and authority to sign, acknowledge, deliver and file as Borrower's attorney in fact any such additional documents, statements, or certifications. Any written request for additional documentation made by Lender shall be prima facie evidence of the necessity for same.

11. ACKNOWLEDGMENT. Upon Lender's request, Borrower shall deliver to Lender on or before the Closing Date, an acknowledgment of a third party in substantially the form attached hereto as Exhibit K. Pursuant to such acknowledgment, said third party shall swear and attest under penalty of perjury that he/she witnessed Borrower or Borrower's authorized representative sign the Loan Documents described in paragraphs 1 through 10 herein, and that Borrower or Borrower's authorized representative is the signatory whom he/she represents to be.

12. ASSIGNMENT OF AGENCY ASSETS. (a) Borrower grants, conveys and assigns to Lender as additional security all the right, title and interest in and to Borrower's Agency Assets, including without limitation, Borrower's rights, title and interest in and to the Agent Agreement, Subagent Agreements, Agent's Account and Customer Accounts. Borrower shall defend the rights of Lender in and to Agency Assets against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Lender and shall keep the Agency Assets free from liens, assignments, and other security interests except for the assignment of security interest granted pursuant to the Loans Documents.

(b) Borrower may collect, receive, enjoy and use the Agency Assets so long as Borrower is not in default under the terms of any of the Loan Documents. Borrower agrees that the assignment of Agency Assets shall be immediately effective between the parties to this Agreement and that it shall be effective as to third parties when Lender or its

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agent notifies  Borrower of default,  Borrower fails to cure such default within the time allowed hereunder, and Lender demands that the Agency Assets be transferred and paid directly to Lender.

(c) Borrower agrees that Lender, without liability to Borrower, may take actual possession of the Agency Assets without the necessity of commencing legal action and that actual possession is deemed to occur when Lender or its agent notifies Borrower of default, Borrower fails to cure such default within the time allowed hereunder, and demands that the Agency Assets be transferred and paid directly to Lender. Borrower agrees that, upon Borrower's default and failure to cure default within the time allowed hereunder, Lender may, without liability to Borrower, transfer any of the Agency Assets or evidence thereof into its own name or that of its designee and/or demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon its collateral in its own name, its designee's name or in the name of Borrower.

(d) On payment in full of the obligations and all other charges owed by Borrower to Lender under the Loan Documents, Lender shall execute and deliver to Borrower a release of this assignment.

13. DEFAULT. (a) Lender may upon written notice to Borrower, declare Borrower to be in default if: Borrower fails to fulfill or perform any term, condition or obligation set forth in any Loan Document, including without limitations Borrower's failure to make payments when due in accordance with the terms of the Note; or, if any representation or warranty set forth in any Loan Document is not as represented or warranted by Borrower.

(b) In addition, Lender may upon written notice to Borrower, declare Borrower to be in default upon the occurrence of any of the following events:

     i. Borrower's failure to fulfill, perform or enforce any term, condition or obligation set forth in any agreement by Borrower to purchase Agency Assets that are related to or the subject of the Loan Documents;

     ii. Borrower's failure to fulfill, perform or enforce any term, condition or obligation set forth in the Agent Agreement;

     iii. any representation or warranty set forth in the Agent Agreement is not as represented or warranted by Borrower;

     iv. the Agent Agreement is terminated by Borrower or Master Agent;

     v. the total annual Sales Commissions for the most recent calendar year (or the immediately preceding twelve month period if selected by Lender) decrease to fifty percent or less of the principal balance of the Note;

     vi.  a  significant   impairment  of  Lender's  prospect  of  any  payment,
     performance, or ability to realize upon assets in which it has a security interest arises;

     vii. an individual Borrower's insolvency, death or legal incapacitation; a guarantor's insolvency, death or legal incapacitation; or, the insolvency, death or legal incapacitation of a principal, officer or owner of Borrower;

     viii. the refusal by any guarantor to guaranty the payment and performance of any future debt, liability and obligation of Borrower to Lender;

     ix. if at any time the total of all outstanding obligations of Borrower (and/or any guarantor of Borrower's obligations, at Lender's sole discretion) to Lender and/or any other Person exceeds N/A (Note: Lender may select market value net worth requirement or in other manner limit increases in Borrower's or a Guarantor's debt load; no such limitations indicated by "N/A");

     x. if, without Lender's prior written consent, N/A's ownership interest in N/A is transferred, diluted or further encumbered in any manner, including but not limited to, the issuance of new shares, assignment or gift of shares, the substitution of shares, the hypothecation or pledge of shares (Note: Applies at Lender's discretion, if

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     Borrower is a corporation,  or if individual  Borrower  pledges shares of a corporation as collateral; inapplicability indicated by "N/A");

     xi. if, without Lender's prior written consent, N/A distributes in any successive 12 month period by cash, assets, salary, consulting fees, dividends, loans, payment in kind, or other such distribution directly or indirectly to Borrower; Borrower's owners, partners, principals, directors, officers, spouse; or guarantors, any amount in excess of the greater of (i) or (ii): (i) N/A; or (ii) annual earnings of N/A before interest, taxes, depreciation and amortization, less any applicable debt payments of N/A (Note: At Lender's discretion; inapplicability indicated by "N/A");

     x. if, Borrower does not pay obligations associated with the Agency Assets or the operation of Borrower's agency in a timely manner and Lender, in its sole discretion, determines Borrower's delinquency will materially impair Lender's security interest.

(c) A default by Borrower in performing under the terms of one Loan Document shall constitute a default under the terms of all other Loan Documents.

(d) A default by Borrower in performing the obligations and duties of any contract relating to Borrower's business shall constitute a default under the terms of this Agreement.

14. REMEDIES UPON AND EFFECT OF DEFAULT. In addition to any remedy or right Lender has under any Loan Document, the Uniform Commercial Code or other law, and in addition to any effect of default set forth in any other Loan Document, the Uniform Commercial Code or other law, in the event Borrower fails to cure any monetary default within five (5) calendar days or any non monetary default within fifteen (15) calendar days:

     (a) Borrower shall cooperate fully with Lender or a receiver and promptly endorse, set over, transfer and deliver to Lender or a receiver any Agency Assets in Borrower's possession or held by a third party. Borrower expressly agrees and acknowledges Lender's or a receiver's right to Agency Assets, right to possession of Agency Assets and right to operate Borrower's business without the necessity of commencing legal action and without Borrower's further action or authorization.

     (b) Borrower shall deposit any receipts received by Borrower in the Receipts Trust Account described in the Lender's Protection Addendum or in such other deposit account designated by Lender.

     (c) For a period of three (3) years after Borrower's default, Borrower shall not directly or indirectly solicit or write Policies for any of Borrower's customers and shall not directly or indirectly attempt to divert any of Borrower's customers from continuing to do business with Master
     Agent, its successors, assigns or designees. Borrower agrees that this prohibition is reasonable and necessary and that the credit extended to Borrower is ample consideration for this restriction. Borrower understands that Borrower is not prohibited from working for any other company or in any particular line of work, but that this covenant not to compete only restricts the Borrower from writing insurance for or contacting in person, by telephone, by mail, or by any other means, those customers or potential customers he/she worked with while an agent of Master Agent.

     (d) Borrower shall enforce, for the continued benefit of Lender, all non solicitation agreements or non compete agreements currently in force between Borrower and its owners, officers, directors, partners, independent contractors and employees.

     (e) Borrower shall cause, Borrower's owners, officers, directors, partners,
     independent   contractors   and  employees  to  cooperate  with  Lender  in
     transferring ownership of all property to Lender.

     (f) Lender, without appointing a receiver, shall be entitled, but is not required, to take possession and control of the Agency Assets and collect the rents, issues, and profits thereof. However,

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     Lender shall be entitled, but is not required, to have a receiver appointed by a court of competent jurisdiction to take possession and control of the Agency Assets and collect the rents, issues, and profits thereof. In the event a receiver is appointed, the amount so collected by the receiver shall be applied under the direction of the court to the payment of any judgment rendered or amount found due under the Loan Documents. However, under no circumstances whatsoever shall the appointment of the receiver be considered to create a control of Borrower's business by Lender and at all times the receiver shall be an agent apart from Lender and responsible only to the appointing court.

     (g) All rights and remedies of Lender under this Agreement and the Loan Documents shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Agreement or applicable law.

15. CONTINGENCIES; CLOSING DATE. Lender's extension of credit to Borrower shall be contingent upon: (i) Lender's receipt of all duly executed, original (and recorded as required by Lender) Loan Documents; (ii) Lender's receipt of the duly executed, original Agent Agreement satisfactory to Lender with duly executed, original Lender's Protection Addendum attached thereto; (iii) Lender's satisfaction with the due diligence inspection conducted with respect to Borrower; (iv) Lender's satisfaction with Borrower's interview; (v) Borrower's purchase of Agency Assets and evidence satisfactory to Lender that Borrower has exclusive, good and marketable title to such assets; (vi) if requested by Lender, Lender's receipt of copies of the agreements described in paragraphs 17 and 28 herein; and, (vii) Lender's receipt of duly executed, original Trust Agreement and Collateral Preservation Agreement; (viii) Borrower's compliance with all other terms and conditions set forth in the Loan Documents, Agent Agreement and Lender's Protection Addendum. The Closing Date shall be no later than 60 days from the date hereof, unless otherwise agreed to in writing by the parties. In the event the Closing Date does not occur within 60 days from the date hereof and the parties do not agree upon an extension of the Closing Date, Lender shall have no further duties under any Loan Document and Borrower shall reimburse Lender for any out-of-pocket expenses incurred by Lender in connection with the loan or in preparation for the extension of credit under the Loan Documents.

16. PAYMENT OF COSTS AND FEES; SET-OFF. Borrower shall pay at closing all costs, expenses (including without limitation attorney's fees and other professional fees), and taxes incurred by Lender in connection with the negotiation, preparation, execution, delivery and recording of the Loan Documents. In addition, BORROWER SHALL PAY IMMEDIATELY UPON DEMAND BY LENDER ALL COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEY'S FEES AND OTHER PROFESSIONAL
FEES) INCURRED BY LENDER IN CONNECTION WITH THE ADMINISTRATION OR ENFORCEMENT OF THE LOAN DOCUMENTS RELATING TO A BREACH BY BORROWER OF ANY LOAN DOCUMENTS OR OTHERWISE. Any such amount may be added to the principal balance of the loan or offset by Lender from any funds held by Lender or held in trust or by a third party, for Borrower's benefit or otherwise, before or after loan payoff.

17. AGREEMENTS WITH EMPLOYEES, INDEPENDENT CONTRACTORS, OWNERS, DIRECTORS, OFFICERS AND PRODUCERS. (a) Without Lender's prior written consent, Borrower shall not enter into any employment, producer or other agreement which purports to vest or transfer ownership of Agency Assets. Unless otherwise agreed by Lender in writing, Borrower further agrees that all owners, directors, officers, as well as all employees, independent contractors, producers or other such persons having insurance or other financial services licenses or authority, shall enter into written agreements with Borrower containing an acknowledgment of Lender's priority position in Agency Assets, and containing a covenant that such person, for a period of at least three (3) years following termination of such agreement, will not directly or indirectly solicit or write Policies for any of Borrower's customers and will not directly or indirectly attempt to divert any of Borrower's customers from continuing to do business with Borrower, its successors, assigns or designees. Borrower agrees that it shall enforce such provisions for its benefit and for the benefit of Lender. Borrower agrees to provide to Lender upon Lender's written request: copies of employment, producer or other such agreements pertaining to Borrower's business or operations; and, any employees', independent contractors', owners', directors', officers' and producers' acknowledgment of Lender's priority position in the Agency Assets and other property which are the subject of the Loan Documents or which secure the loan.

(b) Notwithstanding the restrictions set forth in paragraph 17(a), Lender authorizes Borrower to enter into Subagent Agreements so long as same are in compliance with the terms and conditions of the Agent Agreement. Lender acknowledges that pursuant to the Subagent Agreement a Subagent shall have vested ownership rights in Customer

Accounts coded to Subagent as indicated on the Agent Account and that Lender's security interest in Customer Accounts owned by Subagent shall be subject to Subagent's vested interest. Lender acknowledges that Borrower does not purport to grant a security interest in the ownership rights Subagent has in Customer Accounts coded to Subagent. Instead, Borrower security interest is limited to Borrower's interest in and relating to Customer Accounts owned by Subagents. Such rights include, without limitation, contract rights and interests of any kind set forth in the Subagent Agreement, rights to payment pursuant to the Subagent Agreement, and rights to any accounts created or described in such Subagent Agreement.

18. RIGHT TO ASSIGN OR DELEGATE. (a) Lender may assign or delegate all or any part of its rights, title, interest or obligations in and to this Agreement or under any Loan Document to one or more Persons without the consent of Borrower. Lender may also assign or delegate all or any part of its rights, interest or obligations to service the loan which is the subject of the Loan Documents to one or more Persons without the consent of Borrower. Any such assignment by Lender shall be without further recourse to Lender.

(b) Borrower shall not assign or delegate all or any part of its rights, title, interest or obligations under any Loan Document, Agent Agreement or agreement to purchase agency assets without the prior written consent of Lender.

19. INDEMNIFICATION AND HOLD HARMLESS. Borrower hereby agrees to and acknowledges the existence of the Trust Agreement. Borrower agrees to hold Lender, the trust, trustees under the Trust Agreement, and their owners, officers, directors, partners, employees, and independent contractors thereof (collectively the "indemnified parties") harmless from any and all liability for the distribution of amounts in accordance with the terms and priorities of the Trust Agreement and for incorrect or improper distribution of such amounts except to the extent such incorrect or improper distribution was caused by such indemnified party's willful or gross misconduct.

20. CHANGE IN STATUS. Borrower agrees to notify Lender immediately upon any change in Borrower's status which may result in the material impairment of Borrower's ability to perform any or all terms of any Loan Documents or which may materially impair Lender's security interest. Such material change in status includes but is not limited to: (i) a significant loss of business, or a loss of a large Customer Account; (ii) a significant change in Borrower's health, financial circumstances, or family status; or (iii) an adverse claim, proceeding, demand or action against Borrower, or Borrower's business. In the event of such change in Borrower's status, Borrower agrees to cooperate fully with Lender to protect Lender's security interest.

21. INSURANCE. Borrower agrees to obtain insurance which insures Borrower's person or business, and which is of the type and in the amount which Lender deems necessary to protect its interest. Borrower agrees to obtain insurance coverage on Borrower's owners, key employees, producers, independent contractors, officers or directors of the types and in the amounts which Lender deems necessary to protect its interest. Any such insurance policies shall, at Lender's discretion, name Lender as irrevocable beneficiary or as an additional insured. In addition, Lender may, in its sole discretion, require that it be assigned the cash value of any insurance policy as additional security.

22. AGREEMENT TO PURCHASE AGENCY ASSETS. Borrower shall not amend or waive any material term of any agreement to purchase agency assets without the prior written consent of Lender. Further, Borrower shall enforce all material terms of such agreement, including but not limited to any agreement or covenant not to solicit or compete, for its benefit and for the benefit of Lender.

23. PROTECTION OF PROPERTY. Borrower will use its best efforts to preserve the value of Borrower's Agency Assets and the property in which Lender has a security interest. Borrower shall not directly or indirectly commit or allow any impairment, deterioration, diversion, or transfer of such property not in the ordinary course of business without Lender's prior written consent. Borrower will not permit any substantial change in the operation of its business without Lender's prior written consent. Borrower will pay before or as they become due all taxes, assessments, liens, encumbrances, lease payments, and other obligations relating to its business.

24. AUTHORITY TO PERFORM. If Borrower fails to perform any duty or any of the covenants contained in any Loan Document, Agent Agreement, a Subagent Agreement or other agreement related to Borrower's business, Lender may without notice perform or cause such duty or covenant to be performed. Borrower appoints Lender as attorney in fact to sign Borrower's name or pay any amount necessary for performance. Lender's right to perform for Borrower shall not create an obligation to perform, and Lender's failure to perform will not preclude Lender from exercising any of Lender's other rights under the law or any Loan Document. Any amount paid by or incurred by Lender may be added to the principal balance of the loan or offset by Lender from any funds held by Lender or held in trust or by a third party, for Borrower's benefit or otherwise, before or after loan payoff.

25. PRIOR SECURITY INTEREST. With regard to any other security agreement or other lien document purporting to create a prior or subordinate security interest or encumbrance on any Agency Asset, Borrower hereby agrees: (i) to make all payments when due and to perform or comply with all covenants contained therein; (ii) to promptly deliver to Lender any notices that Borrower receives from the holder of such security interest; and (iii) not to allow any modification or extension of nor to request any future advances under any note or agreement secured by the lien document without Lender's prior written consent. Borrower warrants that it has disclosed in writing any such prior or subordinate security interest to Lender and that nothing in this paragraph is to be interpreted to allow Borrower to grant a prior or subordinate security interest in the Agency Assets without Lender's prior written consent.

26. PURCHASE MONEY SECURITY INTEREST. The security interest granted in the Loan Documents secures this loan (including all extensions, renewals, refinancings and modifications thereof) and any other debt Borrower has with Lender now or in the future and, if used to purchase Agency Assets, grants Lender a purchase money security interest. Borrower and Lender agree that the security interest of any future loan or advances by Lender not to purchase additional Agency Assets shall be subordinate to the security on any amounts loaned to Borrower by Lender for the purchase of Agency Assets, now or in the future.

27. ALLOCATION OF LOAN PAYMENTS, PREPAYMENTS, AND PAYMENTS ON DEFAULT TO REDUCE DEBT. Borrower hereby agrees that Lender may allocate the payments it receives in any manner which Lender deems necessary. This allocation may include but is not limited to current loan amounts, any prepayments, and any past due payments which may otherwise place Borrower in default. This discretion also allows Lender to determine whether to apply the loan payment proceeds to interest or principal. BORROWER HEREBY FURTHER AGREES THAT THE ALLOCATION OF THE LOAN PAYMENT PROCEEDS IS ABSOLUTELY WITHIN THE DISCRETION OF LENDER AND THEREFORE WAIVES ANY OBJECTIONS THAT BORROWER MIGHT OTHERWISE EXPRESS WITH THE ALLOCATION AMOUNTS.

                         REPRESENTATIONS AND WARRANTIES

28. AGREEMENT TO PURCHASE AGENCY ASSETS. Borrower represents and warrants that it has provided a true and accurate copy of the agreement to purchase Agency Assets which are related to or the subject of the Loan Documents. Borrower also warrants that such agreement contains a covenant that the seller, for a period of at least three (3) years following closing of such agreement, will not directly or indirectly solicit or write Policies for any of Borrower's customers and will not directly or indirectly attempt to divert any of Borrower's customers from continuing to do business with Borrower, its successors, assigns or designees.

29. OTHER REPRESENTATIONS AND WARRANTIES. Borrower warrants and represents to and covenants with Lender that: (a) Borrower has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Loan Documents; (b) the execution, delivery and/or performance by Borrower of this Agreement and the Loan Documents shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles of Incorporation, Bylaws or similar document, or contained in any agreement, instrument or document to which Borrower is now or hereafter a party or by which it is or may be bound; (c) Borrower is now, and at all times hereafter shall be solvent, and generally paying its debts as they mature and Borrower now owns (or has an interest acceptable to Lender in) and shall at all time hereafter own (or have an interest acceptable to Lender in) property which, at a fair valuation, is greater than the sum of its debts; (d) Borrower is not and will not be, during the term hereof, in violation of any applicable federal, state or local statute, regulation or ordinance that in any respect materially and adversely affects its business, property, assets, operations or condition, financial or otherwise; (e) Borrower is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound; (f) since December 1, 2000, there has been no material adverse change in the financial condition or other circumstances of Borrower and no change to the financial or other information provided to Lender pursuant to this Agreement; and, (g) Borrower has obtained all federal, state and local licenses necessary to conduct its business as contemplated by the Loan Documents.

                       MISCELLANEOUS TERMS AND CONDITIONS

30. AMENDMENTS. This agreement may not be modified, revised, altered, added to, or extended in any manner, or superseded other than by an instrument in writing signed by all the parties hereto. No waiver of any provision hereof shall be effective unless agreed to in writing by all parties hereto. Any modification or waiver shall only be effective for the specific instance and for the specific purpose for which given. Borrower agrees and acknowledges that Lender may also be required to obtain the approval of other persons or entities before entering into an amendment or granting a waiver.

31. FAILURE TO ENFORCE, NOT WAIVER. The failure by Lender to enforce any provision of this Agreement shall not be in any way construed as a waiver of any such provision nor prevent Lender thereafter from enforcing each and every other provision of this Agreement.

32. EXECUTION IN DUPLICATE. The Agreement may be executed in duplicate, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument which shall represent the agreement of the parties hereto.

33. INVALIDITY OR NON-ENFORCEABILITY. The invalidity or non-enforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

34. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, successors, assigns and legal representatives but the rights and property interest hereunder shall not be assignable by any party except as set forth herein. The use of the masculine shall include the feminine, and the use of the singular shall include the plural.

35. SURVIVAL. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the loan is paid in full. The indemnification and hold harmless provisions and the provisions of paragraph 7 hereof shall be continuing and shall survive any termination of this Agreement.

36. INTEGRATION. THIS AGREEMENT (INCLUDING ALL EXHIBITS AND ADDENDA HERETO) TOGETHER WITH THE OTHER LOAN DOCUMENTS CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO AND SHALL SUPERSEDE AND TAKE PRECEDENCE OVER ANY AND ALL PRIOR AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. NO ORAL UNDERSTANDINGS, ORAL STATEMENTS, ORAL PROMISES OR ORAL INDUCEMENTS EXIST. NO REPRESENTATIONS, WARRANTIES, COVENANTS OR CONDITIONS, EXPRESS OR IMPLIED, WHETHER BY STATUTE OR OTHERWISE, OTHER THAN AS SET FORTH HEREIN, HAVE BEEN MADE BY THE PARTIES HERETO. BY SIGNING BELOW, BORROWER AND LENDER AFFIRM THAT NO ORAL AGREEMENT BETWEEN THEM EXISTS.

37. INTERPRETATION. Provisions in the Loan Documents are intended to be cumulative. To the extent that the provisions of this Agreement conflict with those of any other Loan Document, the provision which provides Lender most protection and grants Lender the greatest rights shall control. Likewise, if the provisions of any Loan Document conflict with those of any other Loan Document, the provision which provides Lender most protection and grants Lender the greatest rights shall control.

38. GOVERNING LAW. This Agreement shall be construed and governed by the laws of the State of Kansas except to the extent that the perfection of the interests in the Agency Assets is governed by the laws of a jurisdiction other than the State of Kansas. At the option of Lender, jurisdiction and venue for any dispute arising under or in relation to this Agreement will lie only in Kansas with the Phillips County District Court, Phillipsburg, Kansas, or the U.S. District Court having jurisdiction over Phillips County Kansas. In the event that a lawsuit, administrative proceeding or litigation is brought with respect to this Agreement, the prevailing party shall be entitled to be reimbursed for, and/or have judgment entered with respect to, all of its costs and expenses, including reasonable attorney's fees' and legal expenses.

39. WAIVER OF JURY TRIAL. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH. BORROWER AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

40. WAIVER OF MARSHALING OF ASSETS. Borrower waives any and all rights to require any marshaling of Borrower's assets.

41. COMMERCIAL LOAN. Borrower and Lender agree that the credit extended hereunder represents a commercial loan and is not a consumer loan subject to the UCCC.

42. NOTICES. Notices which may be required to be sent by Lender or Borrower in accordance with this Agreement shall be sent to the address set forth below or such other address as may be designated by such party provided notice of such change in address has been given to the other party. Notices shall be deemed effective if in writing, and delivered by hand or mailed by United States Mail, postage prepaid, mailed by certified mail, with return receipt requested, or mailed by express courier with date of receipt confirmed. The effective date of notice shall be the day of delivery by hand; if mailed by regular mail, four business days following the mailing thereof; and, if by certified mail or express courier, the date of receipt thereof :

Lender's Address:                                     Borrower's Address:
Brooke Credit Corporation                             G.I. Agency, Inc.
10895 Grandview Drive                                 205 F Street
Building 24, Suite 250                                Phillipsburg, KS  67661
Overland Park, KS  66210

43. TIMELINESS. Timeliness and punctuality are essential elements of this Agreement.

The undersigned agree to the foregoing and acknowledge receipt of a copy of this Agreement on this the 11th day of December, 2000.

LENDER:                                         BORROWER:


by: /s/ Heath H. Sump                           by:  /s/ Leland G. Orr
    ------------------------                         --------------------------
    Heath H. Sump                                    Leland G. Orr
title:  Loan Officer                            title:  Vice President

                 Addendum to Agreement for Advancement of Loan

This Addendum is made to and a part of the Agreement for Advancement of Loan dated December 7, 2000, by and between Brooke Credit Corporation and G.I. Agency, Inc., "Borrower."

For good and valuable consideration it is agreed that the following provisions shall be added to and made a part of the Agreement:

                       AGREEMENT NOT TO SOLICIT OR COMPETE

         The undersigned individuals agree to and are bound by the covenants not to solicit and not to compete set forth in paragraph 14(C) herein and specifically acknowledge that the covenants contained in said paragraph are reasonable and necessary and that the undersigned has received ample consideration for same.

                                  INTEREST RATE

         The loan interest rate shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited to the principal of the loan or, if that has been paid, refunded. This provision overrides other provisions in this and all other loan documents.

This addendum is executed as of December 7, 2000.

Brooke Credit Corporation                       Borrower:



by: /s/ Heath H. Sump                           by:  /s/ Leland G. Orr
    ------------------------                         --------------------------
    Heath H. Sump                                    Leland G. Orr
Its:  Loan Officer                              Its:  Vice President